Quarterly Holdings Report
for

Fidelity Freedom® Index 2060 Fund

December 31, 2020

X60-QTLY-0221
1.9858344.106

Schedule of Investments December 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Domestic Equity Funds - 54.1%
	Shares	Value
Fidelity Series Total Market Index Fund (a)
(Cost $571,120,349)	54,471,310	703,224,608

International Equity Funds - 36.0%
Fidelity Series Global ex U.S. Index Fund (a)
(Cost $400,079,141)	32,621,483	467,792,060

Bond Funds - 9.9%
Fidelity Series Bond Index Fund (a)	8,377,150	90,305,672
Fidelity Series Long-Term Treasury Bond Index Fund (a)	4,196,245	38,479,570
TOTAL BOND FUNDS
(Cost $127,652,155)		128,785,242
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $1,098,851,645)		1,299,801,910
NET OTHER ASSETS (LIABILITIES) - 0.0%		3,134
NET ASSETS - 100%		$1,299,805,044

Legend

 (a) Affiliated Fund

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3
Total	$3

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Series Bond Index Fund	$40,467,977	$62,627,729	$13,054,572	$1,673,976	$(94,167)	$358,705	$90,305,672
Fidelity Series Global ex U.S. Index Fund	203,868,588	237,103,052	82,981,882	7,652,504	(1,186,026)	110,988,328	467,792,060
Fidelity Series Long-Term Treasury Bond Index Fund	17,381,604	31,182,496	5,495,283	3,508,227	(161,334)	(4,427,913)	38,479,570
Fidelity Series Total Market Index Fund	302,636,903	344,776,108	125,798,374	11,995,064	(1,498,456)	183,108,427	703,224,608
Total	$564,355,072	$675,689,385	$227,330,111	$24,829,771	$(2,939,983)	$290,027,547	$1,299,801,910

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Valuation techniques used to value the Fund's investments by major category are as follows:

Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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